Exhibit 99.2

News Release

LASALLE HOTEL PROPERTIES FILES DEFINITIVE PROXY STATEMENT IN CONNECTION WITH BLACKSTONE TRANSACTION; BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” THE TRANSACTION PRIOR TO THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR SEPTEMBER 6, 2018
Shareholders of Record as of the Close of Business on July 20, 2018
Entitled to Vote on the Blackstone Transaction
BETHESDA, Md.-July 30, 2018-LaSalle Hotel Properties (NYSE: LHO) (“LaSalle” or the “Company”) today announced that it has filed definitive proxy materials with the Securities and Exchange Commission (the “SEC”) in connection with the previously announced merger with affiliates of Blackstone Real Estate Partners VIII (“Blackstone”) and other transactions contemplated by LaSalle’s merger agreement with Blackstone (the “Blackstone Merger Agreement”).
LaSalle’s Special Meeting of Shareholders is scheduled to take place on September 6, 2018 at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC 20005 at 10:00 a.m., local time. All LaSalle shareholders of record as of the close of business on July 20, 2018 will be entitled to vote their shares either in person or by proxy at the shareholder meeting.
The LaSalle Board unanimously recommends that LaSalle shareholders vote “FOR” the proposal to approve the merger and the other transactions contemplated by the Blackstone Merger Agreement by voting the WHITE proxy card.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

1407 Broadway, 27th Floor
New York, NY 10018
proxy@mackenziepartners.com
 (212) 929-5500
Or
TOLL-FREE (800) 322-2885

Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC are acting as financial advisors to LaSalle and Goodwin Procter LLP and DLA Piper LLP (US) are acting as legal counsel.
About LaSalle Hotel Properties
LaSalle Hotel Properties is a leading multi-operator real estate investment trust. The Company owns 41 properties, which are upscale, full-service hotels, totaling approximately 10,400 guest rooms in 11 markets in seven states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale, full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging groups, including Access Hotels & Resorts, Accor, Benchmark Hospitality, Davidson Hotel Company, Evolution Hospitality, HEI Hotels & Resorts, Highgate Hotels, Hilton, Hyatt Hotels Corporation, IHG, JRK Hotel Group, Inc., Marriott International, Noble House Hotels & Resorts, Outrigger Lodging Services, Provenance Hotels, Two Roads Hospitality, and Viceroy Hotel Group.
Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company has filed a definitive proxy statement (the “Proxy Statement”) with the SEC, as well as other relevant materials in connection with the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of May 20, 2018, among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., the Company and LaSalle Hotel Operating Partnership, L.P. This communication is not a substitute for the Proxy Statement or for any other document that the Company has filed or may file with the SEC or send to the Company’s shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.lasallehotels.com, or by contacting the Company’s Investor Relations Department at (301) 941-1500. The Company and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018 and in subsequent documents filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and may be included in other relevant materials to be filed with the SEC. You may obtain free copies of this document as described above.
Cautionary Statement Regarding Forward-Looking Statements
This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vii) the availability and terms of financing and capital and the general volatility of securities markets, (viii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ix) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (x) the possible failure of the Company to maintain its qualification as a REIT and the risk of changes in laws affecting REITs, (xi) the possibility of uninsured losses, (xii) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xiii) the risk of a material failure, inadequacy, interruption or security failure of the Company’s or the hotel managers’ information technology networks and systems, (xiv) uncertainties regarding future actions that may be taken by Pebblebrook in furtherance of its unsolicited proposal and solicitation of proxies, and (xv) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.
For additional information or to receive press releases via e-mail, please visit our website at http://www.lasallehotels.com/
Contacts
LaSalle Hotel Properties
Kenneth G. Fuller or Max D. Leinweber
301-941-1500
or
MacKenzie Partners, Inc.
Bob Marese
212-929-5405

Media:
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Andrew Siegel
212-355-4449